UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2011

ADVAXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

00028489	02-0563870
(Commission File Number)	(IRS Employer Identification Number)
305 College Road East
Princeton, New Jersey 08540
(Address of principal executive offices)

Registrant’s telephone number, including area code: (609) 452-9813

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective October 28, 2011, Advaxis, Inc. (the “Company”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with certain accredited investors (collectively, the “Investors”), whereby the Investors acquired approximately $2.3 million of convertible promissory notes of the Company (the “Notes”) for an aggregate purchase price of approximately $2.0 million in a private placement (the “Offering”).  The Notes were issued with an original issue discount of 15%.  Each Investor paid $0.85 for each $1.00 of principal amount of Notes purchased at the closing of the Offering.  The Company closed the Offering on October 31, 2011.  The Notes are convertible into shares of the Company’s common stock, $0.001 par value (the “Common Stock”), at a per share conversion price equal to $0.15, all as more particularly described below and in the form of Note attached hereto as Exhibit 4.1.  Additionally, each Investor received a warrant to purchase such number of shares of Common Stock equal to 50% of such number of shares of Common Stock issuable upon conversion of the Note (the “Warrants”) at an exercise price of $0.15 per share, as more particularly described below and in the form of Warrant attached hereto as Exhibit 4.2.  The Notes purchased in the Offering were paid for in cash or, with respect to Notes acquired by Thomas A. Moore, the Company’s Chairman and Chief Executive Officer, in exchange for the cancellation of $400,000 of outstanding indebtedness owed by the Company.

The Notes mature on the first anniversary of the closing date of the Offering (the “Maturity Date”), which will be on October 31, 2012.  The Company may redeem the Notes under certain circumstances.  The Warrants are exercisable at any time on or before the third anniversary of the issue date of the Warrants.  The Warrants may be exercised on a cashless basis under certain circumstances.

To the extent an Investor does not elect to convert its Notes as described above, the principal amount of the Notes not so converted shall be payable in cash on the Maturity Date.

The Note may be converted by the Investors in whole or in part.  However, except as otherwise provided in the Notes, only 85% of the initial principal amount of each Note is convertible at any time after issuance and the remainder is convertible at maturity.  The Notes and Warrants include a limitation on conversion or exercise, which provides that at no time will an Investor be entitled to convert any portion of the Notes or exercise any number of Warrants, that would result in the beneficial ownership by the Investor and its affiliates of more than, at the election of each Investor, either 4.99% or 9.99% of the outstanding shares of Common Stock on such date.

In connection with the Offering, the Company entered into a Registration Rights Agreement, dated as of October 28, 2011 (the “Registration Rights Agreement”) with the Investors, in the form attached hereto as Exhibit 10.2.  Pursuant to the Registration Rights Agreement, the Company has agreed with the Investors to provide certain rights to register under the Securities Act of 1933, as amended (the “Securities Act”), the shares of Common Stock issuable upon any conversion of the Notes and the exercise of the Warrants, and agreed to file a registration statement under the Securities Act within 45 days of the closing of the Offering to register the offering of the shares of Common Stock issuable upon conversion of the Notes and the exercise of the Warrants.

The Company intends to use the proceeds from the Offering for among other things, (i) costs and expenses relating to the Company’s clinical trials, (ii) costs and expenses relating to the Offering, (iii) costs and expenses relating to obtaining one or more follow-on financings and (iv) general working capital purposes.

The Notes and Warrants were offered and sold to “accredited investors” (as defined in section 501(a) of Regulation D) pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  The shares to be issued upon conversion of the Notes and exercise of the Warrants have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements.

Rodman & Renshaw, LLC (“Rodman”), a subsidiary of Rodman & Renshaw Capital Group, Inc. (NASDAQ:RODM) acted as the exclusive placement agent in connection with the Offering and the Company paid to Rodman a cash placement fee equal to 7% of the aggregate purchase price paid by Investors in the Offering.  In addition, Rodman received warrants to purchase a number of shares of Common Stock equal to 7% of the shares of Common Stock issuable upon conversion of the Notes that will be sold to the Investors, which warrants are exercisable at $0.15 per share.

The foregoing descriptions of the forms of the Notes, Warrants, Note Purchase Agreement and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibits 4.1, 4.2, 10.1 and 10.2 respectively, and incorporated herein by this reference.

Item 2.03. Creation of a Direct Financial Obligation for an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is hereby incorporated by reference to this Item 2.03.

Item 3.02. Unregistered Sales of Securities.

The information provided in Item 1.01 is hereby incorporated by reference to this Item 3.02.

Item 8.01 Other Events.

On October 28, 2011, the Company issued a press release regarding the Offering.  A copy of the press release is attached hereto as Exhibit 99.1, which is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in Exhibit 99.1 shall not be incorporated by reference into any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Form of Convertible Promissory Note.

4.2	Form of Common Stock Purchase Warrant.

10.1	Form of Note Purchase Agreement, dated as of October 28, 2011, by and between Advaxis, Inc. and each investor identified on the signature pages thereto.

10.2	Form of Registration Rights Agreement, dated as of October 28, 2011, by and between Advaxis, Inc. and each of the several investors signatory thereto.

99.1	Press Release of Advaxis, Inc., dated as of October 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Company Name

Dated: November 2, 2011	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description
4.1	Form of Convertible Promissory Note.
4.2	Form of Common Stock Purchase Warrant.
10.1	Form of Note Purchase Agreement, dated as of October 28, 2011, by and between Advaxis, Inc. and each investor identified on the signature pages thereto.
10.2	Form of Registration Rights Agreement, dated as of October 28, 2011, by and between Advaxis, Inc. and each of the several investors signatory thereto.
99.1	Press Release of Advaxis, Inc., dated as of October 28, 2011.